MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.








FUND LOGO








Quarterly Report

August 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Asset Allocation as
A Percentage* of
Net Assets as of
August 31, 1996


A map illustrating the following percentages:

Ghana                            2.0%
Morocco                          5.4%
South Africa                    47.0%
Botswana                         2.0%
Turkey                           8.0%
Israel                          13.2%
Egypt                            1.8%
Zimbabwe                         4.8%

[FN]
*Total may not equal 100%.



DEAR SHAREHOLDER


During the quarter ended August 31, 1996, total returns for Merrill
Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and
Class D Shares were -6.23%, -6.56%, -6.56% and -6.34%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.) The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of -7.73%, -6.30% and -6.17%, respectively. In addition, the unmanaged J.P. Morgan Securities South African Bond Index was up 3.46% (in US dollars terms), and the unmanaged Johannesburg Stock Exchange South African Gold Shares
Index increased by 13.9%. The Fund's performance benefited from its underweighting in South Africa, but was negatively impacted by its overweight position in Turkey.

Investment Overview
Speculation on global interest rates continued to negatively impact the stock markets in the Middle East/Africa region, as did the correction in the US stock market, especially during the month of July. On a regional basis, the three major markets of Israel, South Africa and Turkey continued to experience sharp declines over the three months ended August 31, 1996.

In Israel, higher interest rates led to steep declines in the equity market. However, decreased inflation and impending reductions in budget spending led to a drop in interest rates and a stock market rally. Since Benjamin Netanyahu's election as prime minister, the market's performance has been constrained by lingering questions regarding his commitment to regional peace.

In South Africa, the stock market declined because of concerns pertaining to the vulnerability of its currency, the rand, the worsening economic outlook, the deteriorating law and order situation, and investors' perception that the government is unable to address these problems. However, there was a recovery in the stock market as the government gave assurances that short-term interest rates would not be increased, and investors began to look for value in the market. Gold shares performed independently throughout the August quarter, declining significantly because of the spillover from turmoil in the commodities markets, but stabilizing when the rest of the stock market suffered steep declines.

The Turkish stock market was characterized by low trading volume. Upon the formation of a new government coalition, the market rallied briefly. Concerns remain that the government's economic policies would be inflationary and also that the upcoming schedule of debt maturities would put upward pressure on interest rates.

Investment Activities
We increased the Fund's effective cash reserves level to 15.8% of net assets by reducing current holdings and/or taking profits in Turkey and Zimbabwe. Proceeds from these sales will be reinvested in more attractively valued stocks throughout the region.

Our largest Fund holding is Driefontein Consolidated Ltd., a South African gold mining company. So far this year, underground fires, labor disputes and flooding have negatively impacted Driefontein's gold production. While the company's costs rose in 1996, Driefontein remained a low-cost producer relative to other South African gold mining companies. With the fires under control, the company should begin to post better production results. We remain positive on Driefontein because of its long reserve life and inexpensive valuation on a market capitalization to gold reserves ratio. Another South African gold mining holding that we consider inexpensive is Western Areas Gold Mining Company Ltd. This mine's gold production was also negatively impacted by fires and floods. Western Areas is currently developing one of the largest ore reserves bodies in the world. Earlier in 1996, the company hedged a good portion of its future gold production. Thus, Western Areas' stock price underperformed other South African gold shares. At current prices, the company's stock remains attractive relative to our expectations of better production results in the longer term.

One of our holdings in Israel is Blue Square Chain Stores Properties and Investments Ltd., one of the country's largest retailers. Blue Square's primary business is supermarkets, but the company also expanded into department and specialty stores. The company's supermarkets posted good same-store sales growth in real terms. Israel's food and beverage retail sector grew faster than the country's gross domestic product (GDP). Given Israel's population growth, including immigrants and its high GDP per capita, we expect the retail sector to remain a growth industry. With the supermarket concept just becoming popular in Israel, Blue Square should be able to grow faster than the industry through market share gains mainly from its small shops.

Despite the weak performance of the major equity markets in this region for the quarter ended August 31, 1996, our outlook for the region remains positive. We caution our shareholders that these markets are highly volatile, and many of the stocks which we invest in are less liquid than those in mature markets.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President






(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager


September 27, 1996



PERFORMANCE DATA

About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                         -1.19%         -8.10%
Inception (12/30/94) through 6/30/96       +5.84          +2.10

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/96                         -2.22%         -7.59%
Inception (12/30/94) through 6/30/96       +4.72          +2.77

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.





                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/96                         -2.24%         -4.94%
Inception (12/30/94) through 6/30/96       +4.71          +4.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                         -1.42%         -8.32%
Inception (12/30/94) through 6/30/96       +5.54          +1.82

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                         8/31/96  5/31/96   8/31/95  % Change   % Change
Class A Shares                                            $9.33    $9.95    $11.14    -16.25%     -6.23%
Class B Shares                                             9.26     9.91     11.07    -16.35      -6.56
Class C Shares                                             9.26     9.91     11.07    -16.35      -6.56
Class D Shares                                             9.31     9.94     11.12    -16.28      -6.34
Class A Shares-Total Return                                                           - 8.99(1)   -6.23
Class B Shares-Total Return                                                           - 9.99(2)   -6.56
Class C Shares-Total Return                                                           -10.01(3)   -6.56
Class D Shares-Total Return                                                           - 9.21(4)   -6.34

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.873 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.765 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.763 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.850 per share ordinary income dividends.


Performance
Summary--
Class A Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered              Beginning         Ending       Distributed          Paid*           % Change**
12/30/94--12/31/94           $10.00           $10.00           --                 --               0.00%
1995                          10.00            10.13           --               $0.873           +10.08
1/1/96--8/31/96               10.13             9.33           --                 --             - 7.90
                                                                                ------
                                                                          Total $0.873

                                                           Cumulative total return as of 8/31/96: +1.39%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered              Beginning         Ending       Distributed          Paid*           % Change**
12/30/94--12/31/94           $10.00           $10.00           --                --                0.00%
1995                          10.00            10.13           --               $0.765            +9.00
1/1/96--8/31/96               10.13             9.26           --                --               -8.59
                                                                                ------
                                                                          Total $0.765

                                                           Cumulative total return as of 8/31/96: -0.36%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered              Beginning         Ending       Distributed          Paid*           % Change**
12/30/94--12/31/94           $10.00           $10.00          --                 --                0.00%
1995                          10.00            10.13          --                $0.763            +8.98
1/1/96--8/31/96               10.13             9.26          --                 --               -8.59
                                                                                ------
                                                                          Total $0.763

                                                           Cumulative total return as of 8/31/96: -0.38%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                 Net Asset Value          Capital Gains       Dividends
Period Covered              Beginning         Ending       Distributed          Paid*           % Change**
12/30/94--12/31/94           $10.00           $10.00            --                --               0.00%
1995                          10.00            10.13            --              $0.850            +9.85
1/1/96--8/31/96               10.13             9.31            --                --              -8.09
                                                                                ------
                                                                          Total $0.850

                                                           Cumulative total return as of 8/31/96: +0.95%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PORTFOLIO INFORMATION


For the Quarter Ended August 31, 1996


                                             Percent of
Ten Largest Holdings (Equity Investments)    Net Assets

Driefontein Consolidated Ltd. (ADR)              5.8%
Sun International (Bophuthatswana) Ltd           4.7
South African Breweries Ltd.                     4.6
Kinross Mines Ltd.                               4.5
Erciyas Biracilik Ve Malt Sanayii A.S. (GDR)*    4.5
Koor Industries Ltd.                             3.6
Banque Marocaine du Commerce Exterieure (GDR)    3.4
Bank Hapoalim Ltd.                               3.3
Beatrix Mines Ltd.                               3.3
Delta Corporation                                3.1


                                             Percent of
Ten Largest Industries                       Net Assets

Mining                                         23.2%
Banking                                         8.5
Entertainment                                   4.7
Engineering & Construction                      4.6
Beverages                                       4.6
Brewery                                         4.5
Merchandising                                   4.4
Multi-Industry                                  3.5
Beverage & Tobacco                              3.1
Health & Personal Care                          2.9


Additions

Commercial International Bank (Egypt) S.A.E. (GDR)
Guiness Ghana Ltd. (New Shares)
Vaal Reefs Exploration & Mining Co., Ltd.


Deletions

Amalgamated Bank of South Africa
Banque Marocaine du Commerce Exterieure (New Shares)
Turkiye Garanti Bankasi A.S.
Turkiye Garanti Bankasi A.S. (ADR)

[FN]
*Includes combined holdings.



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                  Shares Held/                                                                      Percent of
AFRICA       Industries           Face Amount             Investments                       Cost             Value  Net Assets
Botswana     Multi-Industry          232,000  Sechaba Investment Trust                  $   190,492      $   169,198    2.0%

                                              Total Investments in Botswana                 190,492          169,198    2.0

Ghana        Health &                 85,000  Unilever Ghana Ltd.                            62,559           40,608    0.5
             Personal Care

             Multi-Industry          723,795  Guiness Ghana Ltd.                            132,915          104,381    1.2
                                     180,948  Guiness Ghana Ltd. (New Shares)                23,529           26,095    0.3
                                                                                        -----------      -----------  ------
                                                                                            156,444          130,476    1.5

             Tobacco                  70,000  Pioneer Tobacco Co. Ltd.                        5,081            5,151    0.0

                                              Total Investments in Ghana                    224,084          176,235    2.0

Morocco      Banking                   6,428  Banque Marocaine du Commerce
                                                Exterieure (GDR)(b)                         221,372          290,961    3.4

             Building & Construction   2,000  Groupe Omnium Nord Africain                    89,279           95,172    1.1

             Building Materials        2,000  Les Ciments de l'Oriental                      87,576           77,762    0.9

                                              Total Investments in Morocco                  398,227          463,895    5.4

South        Beverages                14,936  South African Breweries Ltd.                  402,471          396,295    4.6
Africa
             Diversified              21,500  Barlow Rand Ltd.                              300,190          197,982    2.3

             Entertainment           420,614  Sun International (Bophuthatswana)
                                                Ltd.                                        601,304          403,264    4.7

             Financial Services       15,000  First National Bank Holdings Ltd.             150,017           88,629    1.0

             Foreign          ZAL  4,700,000  South African Bond, 12% due 2/28/2005         997,096          888,293   10.4
             Government
             Obligations

             Mining                   37,000  Beatrix Mines Ltd.                            298,396          278,428    3.3
                                      38,800  Driefontein Consolidated Ltd. (ADR)(a)        570,167          494,700    5.8
                                      38,600  Kinross Mines Ltd.                            412,446          387,291    4.5
                                      34,700  Randfontein Estates Gold Mining Co.
                                                Witwatersrand Ltd.                          250,019          223,596    2.6
                                       2,500  Vaal Reefs Exploration & Mining Co.,
                                                Ltd.                                        240,240          209,588    2.5
                                      11,681  Western Areas Gold Mining Company Ltd.
                                                (ADR)(a)                                    164,189          156,233    1.8
                                      17,296  Western Areas Gold Mining Company Ltd.
                                                (Ordinary)                                  231,249          231,385    2.7
                                                                                        -----------      -----------  ------
                                                                                          2,166,706       1,981,221    23.2

             Retail                  110,000  Teljoy Holdings Ltd.                          192,631           61,806    0.7

             Steel                     6,911  South Africa Iron & Steel Industrial
                                                Corp., Ltd.                                   6,205            4,145    0.1

                                              Total Investments in South Africa           4,816,620        4,021,635   47.0

Zimbabwe     Beverage & Tobacco       99,220  Delta Corporation                             149,892          261,615    3.1

             Real Estate             215,000  Hippo Valley Estates                           76,846          146,973    1.7

                                              Total Investments in Zimbabwe                 226,738          408,588    4.8

                                              Total Investments in Africa                 5,856,161        5,239,551   61.2

MIDDLE EAST

Egypt        Banking                     511  Commercial International Bank
                                                (Egypt) S.A.E.                               60,437           71,548    0.8
                                       5,600  Commercial International Bank
                                                (Egypt) S.A.E. (GDR) (b)                     83,300           86,240    1.0

                                              Total Investments in Egypt                    143,737         157,788     1.8

Israel       Banking                 194,852  Bank Hapoalim Ltd.                            309,137          278,919    3.3

             Engineering &             3,603  Koor Industries Ltd.                          301,578          312,734    3.6
             Construction              5,000  Koor Industries Ltd. (Sponsored)
                                                (ADR)(a)                                     89,050           86,250    1.0
                                                                                        -----------      -----------  ------
                                                                                            390,628          398,984    4.6

             Health & Personal         5,600  Teva Pharmaceutical Industries Ltd.
             Care                               (ADR)(a)                                    199,850          203,700    2.4

             Merchandising            37,100  Blue Square Chain Stores Properties
                                                and Investments Ltd.                        201,555          250,511    2.9

                                              Total Investments in Israel                 1,101,170        1,132,114   13.2

Turkey       Brewery                  14,800  Erciyas Biracilik Ve Malt Sanayii
                                                A.S. (GDR)(b)                               199,800          152,440    1.8
                                      22,300  Erciyas Biracilik Ve Malt Sanayii A.S.
                                                (GDR)(b)                                    299,935          229,690    2.7
                                                                                        -----------      -----------  ------
                                                                                            499,735          382,130    4.5

             Merchandising           162,978  Migros Turk A.S.                                3,746          129,616    1.5

             Steel                 1,902,733  Eregli Demir Ve Celik Fabrikalari
                                                T.A.S. (Erdemir)                            214,678          168,869    2.0

                                              Total Investments in Turkey                   718,159          680,615    8.0

                                              Total Investments in the Middle East        1,963,066        1,970,517   23.0


SHORT-TERM
SECURITIES

             US Government     US$ 610,000    Federal Home Loan Mortgage Corp.,
             & Agency                           5.16% due 9/03/1996                           609,738          609,738    7.2
             Obligations*
                                              Total Investments in Short-Term
                                              Securities                                    609,738          609,738    7.2

             Total Investments                                                          $ 8,428,965        7,819,806   91.4
                                                                                        ===========
             Other Assets Less Liabilities                                                                   738,481    8.6
                                                                                                         -----------  ------
             Net Assets                                                                                  $ 8,558,287  100.0%
                                                                                                         ===========  ======

             Net Asset Value:   Class A--Based on net assets of $523,809 and 56,155
                                         shares outstanding                                              $      9.33
                                                                                                         ===========
                                Class B--Based on net assets of $6,299,960 and 680,401
                                         shares outstanding                                              $      9.26
                                                                                                         ===========
                                Class C--Based on net assets of $680,135 and 73,438
                                         shares outstanding                                              $      9.26
                                                                                                         ===========
                                Class D--Based on net assets of $1,054,383 and 113,277
                                         shares outstanding                                              $      9.31
                                                                                                         ===========

            *Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).